UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 2, 2017

ORBCOMM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 W. Passaic Street

Rochelle Park, New Jersey 07662

(Address of principal executive offices) (Zip code)

(201) 363-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 8.01 of this Current Report on Form 8-K (this “Report”) relating to the issuance of shares of common stock of ORBCOMM Inc. (“ORBCOMM common stock”) as part of the Closing Consideration (as defined below) and the potential issuances of additional shares of ORBCOMM common stock under the Earn-Out (as defined below) is incorporated herein by reference.

The issuances of ORBCOMM common stock under the Purchase Agreement (as defined below) to the shareholders of Blue Tree Systems Investment Limited are exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof.

Item 8.01.	Other Events.

On October 2, 2017, ORBCOMM Technology Ireland Limited (“Purchaser”), a wholly owned subsidiary of ORBCOMM Inc. (“ORBCOMM”), entered into and consummated a Share Purchase Agreement (the “Purchase Agreement”), pursuant to which Purchaser purchased the entire issued share capital of Blue Tree Systems Limited, a global leader in enterprise fleet management software for the trucking and transportation industries (the “Acquisition”).

The aggregate consideration paid by Purchaser at the closing was US$36,750,000 (“Closing Consideration”), subject to a working capital adjustment. US$34,750,000 of the Closing Consideration was paid in cash and the remaining US$2,000,000 was paid through the issuance of 191,022 shares of ORBCOMM common stock based upon the closing trading price of ORBCOMM common stock one business day prior to the closing date.

In addition to the Closing Consideration, contingent consideration of up to US$5,750,000 (the “Earn-Out”) is payable based on Blue Tree Systems Limited achieving certain thresholds. The Earn-Out may be paid at Purchaser’s option entirely in shares of ORBCOMM common stock or in a combination of ORBCOMM common stock and cash. If the Earn-Out is paid in stock, the number of shares of ORBCOMM common stock to be issued will be based upon the closing trading price of ORBCOMM common stock one business day prior to the final determination of the Earn-Out amount.

On October 2, 2017, ORBCOMM issued a press release announcing the completion of the Acquisition, a copy of which is filed as Exhibit 99.1 to this Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

99.1	Press release of ORBCOMM Inc. dated October 2, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release of ORBCOMM Inc. dated October 2, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.

By	/s/ Christian Le Brun
	Name:	Christian Le Brun
	Title:	Executive Vice President, General Counsel and Secretary

Date: October 2, 2017

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